Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of UiPath, Inc. (the “Company”) on Form 10-K for the period ended January 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Dines, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2023	By:	/s/ Daniel Dines
Daniel Dines
Co-Chief Executive Officer, Co-Founder, and Chairman
In connection with the Annual Report of UiPath, Inc. (the “Company”) on Form 10-K for the period ended January 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Enslin, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2023	By:	/s/ Robert Enslin
Robert Enslin
Co-Chief Executive Officer
In connection with the Annual Report of UiPath, Inc. (the “Company”) on Form 10-K for the period ended January 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ashim Gupta, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2023	By:	/s/ Ashim Gupta
Ashim Gupta
Chief Financial Officer